UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): July 12, 2024

EASTERN BANKSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-39610	84-4199750
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 High Street			02110
Boston	,	MA
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (800) 327-8376
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EBC	Nasdaq Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
As previously reported in a Current Report on Form 8-K filed on July 15, 2024 (the “Initial Filing”), on July 12, 2024, Eastern Bankshares, Inc. (the “Company”) completed its previously announced transactions by and among the Company and, Cambridge Bancorp (“Cambridge”), Citadel MS 2023, Inc. (“Merger Sub”), Cambridge Trust Company (“Cambridge Trust”) and Eastern Bank (“Eastern Bank”). The transactions included, among other things, (i) the merger of Merger Sub with and into Cambridge, with Cambridge continuing as the surviving entity (the “Merger”), (ii) immediately after the Merger, the merger of Cambridge with and into the Company, with the Company continuing as the surviving entity (the “Holdco Merger”) and (iii) immediately following the Holdco Merger, the merger of Cambridge Trust with and into Eastern Bank, with Eastern Bank continuing as the surviving entity.
As a result of the Merger, Cambridge shareholders received approximately 38.9 million shares of the Company Common Stock.

This Amendment No. 1 amends the Initial Filing to include the historical financial statements of Cambridge, and the pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01    Financial Statements and Exhibits.
(a)Financial Statements of Business Acquired.
The audited consolidated financial statements of Cambridge as of December 31, 2023 and 2022, and for each of the fiscal years ended December 31, 2023, 2022 and 2021 are filed as Exhibit 99.2 hereto and incorporated herein by reference.
The unaudited interim financial statements of Cambridge as of March 31, 2024 and for the three months ended March 31, 2024 and 2023 are filed as Exhibit 99.3 hereto and incorporated herein by reference.
(b)Pro Forma Financial Information.
The unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2024, giving effect to the Merger as if it had occurred on March 31, 2024, and the unaudited pro forma condensed combined statements of income of the Company for the three months ended March 31, 2024 and for the fiscal year ended December 31, 2023, in each case giving effect to the Merger as if it had occurred on January 1, 2023, are filed as Exhibit 99.4 hereto and incorporated herein by reference.
(d)Pro Forma Financial Information.

Exhibit	Description

2.1
Agreement and Plan of Merger by and among Eastern Bankshares, Inc., Eastern Bank, Citadel MS 2023, Inc., Cambridge Bancorp and Cambridge Trust Company, dated as of September 19, 2023, incorporated herein by reference to Exhibit 2.2 to Form 8-K filed on September 19, 2023.

2.2	Amendment No. 1 to Agreement and Plan of Merger by and among Eastern Bankshares, Inc., Eastern Bank, Citadel MS 2023, Inc., Cambridge Bancorp and Cambridge Trust Company, dated as of July 12, 2024.

23.1	Consent of Wolf & Company, P.C., independent registered public accounting firm (with respect to Cambridge Bancorp, Inc.).

99.1	Press release dated July 15, 2024

99.2	Audited consolidated financial statements of Cambridge Bancorp, Inc. as of December 31, 2023 and 2022, and for each of the fiscal years ended December 31, 2023, 2022 and 2021.

99.3	Unaudited interim financial statements of Cambridge Bancorp, Inc. as of March 31, 2024 and for the three months ended March 31, 2024 and 2023.

99.4
Unaudited pro forma condensed combined balance sheet of Eastern Bankshares, Inc. as of March 31, 2024 and unaudited pro forma condensed combined statements of income of Eastern Bankshares, Inc. for the three months ended March 31, 2024 and for the fiscal year ended December 31, 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EASTERN BANKSHARES, INC.

DATE: September 20, 2024	By:	/s/ R. David Rosato
R. David Rosato
Chief Financial Officer